                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): AUGUST 31, 2004


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                0-28074                                  04-3130648
         (Commission File Number)           (I.R.S. Employer Identification No.)

             25 FIRST STREET
             CAMBRIDGE, MA                                 02141
(Address of Principal Executive Offices)                 (Zip Code)


                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

      On August 31, 2004, Jerry A. Greenberg, the Co-Chairman and Co-Chief Executive Officer of the Company, entered into a Rule 10b5-1 trading plan to sell up to 1,000,000 shares of the Company's common stock currently owned by him. Under this plan, the plan's agent will undertake to sell specified numbers of shares each month if the stock trades above certain prearranged minimum prices. Mr. Greenberg will have no control over the timing of any sales under the plan. The plan takes effect October 1, 2004 and expires March 31, 2005. Mr. Greenberg entered into the plan in order to diversify his financial holdings and achieve liquidity for certain tax obligations, although he will continue to have a significant ownership interest in the Company.

      On August 31, 2004, Sheeroy D. Desai, the Executive Vice President and Chief Operating Officer of the Company, entered into a Rule 10b5-1 trading plan to sell up to 400,000 shares of the Company's common stock currently owned by him. Under this plan, the plan's agent will undertake to sell specified numbers of shares each month if the stock trades above certain prearranged minimum prices. Mr. Desai will have no control over the timing of any sales under the plan. The plan takes effect October 1, 2004 and expires September 30, 2005. Mr. Desai entered into the plan in order to diversify his financial holdings.

      These plans are intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company's insider trading policies. Rule 10b5-1 allows corporate insiders to establish prearranged written plans to buy or sell a specified number of shares of company stock over a set period of time. A plan must be entered into in good faith, at a time when the corporate insider did not possess material, nonpublic information regarding the Company.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 3, 2004             SAPIENT CORPORATION
                                        (Registrant)



                                     By:   /s/ Jane E. Owens
                                        ----------------------------------------
                                        Jane E. Owens,
                                        Senior Vice President, General Counsel
                                        and Secretary


                                       3